Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT

(Credit Agreement)

FIRST AMENDMENT, dated as of October 1, 2007 (this “Amendment”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 30, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ARCH CAPITAL GROUP LTD., ARCH CAPITAL GROUP (U.S.) INC., various DESIGNATED SUBSIDIARY BORROWERS party thereto, the LENDERS party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, THE BANK OF NEW YORK, as Collateral Agent, BANK OF AMERICA, N.A. as Syndication Agent, and BARCLAYS BANK PLC, THE BANK OF NEW YORK, WACHOVIA BANK, N.A., CAYLON, NEW YORK BRANCH, CITIBANK, N.A., ING BANK N.V., LONDON BRANCH, and LLOYDS TSB BANK PLC, as Documentation Agents.

W I T N E S S E T H :

WHEREAS, the Parent Borrower, the Designated Subsidiary Borrowers, the Administrative Agent, the Syndication Agent, the Collateral Agent and the Lenders are parties to the Credit Agreement;

WHEREAS, the Parent Borrower and the Designated Subsidiary Borrowers have requested, and upon this Amendment becoming effective, the Required Lenders have agreed, to amend certain provisions of the Credit Agreement upon the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.           DEFINITIONS

1.1.          Defined Terms.   Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given such terms in the Credit Agreement.

1.2.          Amendment of Section 1.01 Definitions.   Section 1.01 is hereby amended by replacing the definitions of “Indebtedness” with the following definitions and by inserting as appropriate in alphabetical order the definition of “Preferred Securities” which shall mean:

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services, (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, provided that the amount of Indebtedness of such Person shall be the lesser of (A) the fair market value of such property at such date of determination (determined in good faith by the Parent Borrower) and (B) the amount of such Indebtedness of such other person, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations of such Person under Interest Rate Protection Agreements, Hedging Agreements and Credit Protection Agreements and (i) all reimbursement obligations of such Person in respect of letters of credit, letters of guaranty, bankers’ acceptances and similar credit transactions.  The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.  For the avoidance of doubt, Indebtedness shall not include (u) trade payables (including payables under insurance contracts and reinsurance payables) and accrued expenses in each case arising in the ordinary course of business, (v) obligations of Regulation Insurance Companies with respect to Policies, (w) obligations arising under deferred compensation plans of the Parent Borrower and its Subsidiaries in effect on the date hereof or which have been approved by the board of directors of the Parent Borrower, (x) obligations with respect to products underwritten by Regulated Insurance Companies in the ordinary course of business, including insurance policies, annuities, performance and surety bonds and any related contingent obligations (y) reinsurance agreements entered into by any Regulated Insurance Company in the ordinary course of business and (z) Preferred Securities.

“Preferred Securities” shall mean, at any time, any preferred Equity Interests (or capital stock) of such Person that has preferential rights with respect to dividends or redemptions or upon liquidation or dissolution of such Person over shares of common Equity Interests (or capital stock) of any other class of such Person.

SECTION 2.           AMENDMENTS TO CREDIT AGREEMENT

2.1.          Amendment of Section 7.07 Restricted Payments.  Section 7.07 is hereby amended and restated to read in its entirety as follows:

“The Parent Borrower will not declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests now or hereafter outstanding, return any capital to its stockholders, partners or members (or equivalent Persons thereof) as such, make any distribution of assets, Equity Interests, obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such, or permit any of its subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any Equity Interests in Parent Borrower or to sell any Equity Interest therein (each of the foregoing a “Dividend” and, collectively, “Dividends”) unless no Default or Event of Default shall have occurred and be continuing at the time of such Dividend or would result therefrom, except that the Parent Borrower and its Subsidiaries may declare and pay cash Dividends with respect to any Preferred Security issued by the Company or any of its Subsidiaries, if, at the time of and after giving effect to such dividend, no Default under Sections 8.01, 8.04(a)(i), 8.04(b) or 8.05 shall have occurred and be continuing.”

SECTION 3.           MISCELLANEOUS

3.1.          Effectiveness.  This Amendment shall become effective as of the date (the “First Amendment Effective Date”) of receipt by the Administrative Agent of counterparts

2

hereof duly executed by the Parent Borrower, the Designated Subsidiary Borrowers and Lenders constituting the Required Lenders.

3.2.          Representations and Warranties.  To induce the Lenders parties hereto to enter into this First Amendment, the Parent Borrower hereby represents and warrants to the Administrative Agent and all of the Lenders as of the First Amendment Effective Date that the representations and warranties made by the Parent Borrower in the Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date, before and after giving effect to the effectiveness of this First Amendment, as if made on and as of the First Amendment Effective Date, provided that, any representation or warranty made as of a specified earlier date need only be true and correct in all material respects as of such specified earlier date.

3.3.          No Other Amendments Confirmation.  Except as expressly amended, modified and supplemented hereby, the Credit Agreement is, and shall remain, in full force and effect in accordance with its terms.

3.4.          Payment of Expenses.  The Parent Borrower agrees to reimburse the Lender for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance or other representation in connection with this Amendment.

3.5.          Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this Amendment signed by all the parties shall be lodged with the Parent Borrower and the Administrative Agent.  This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

3.6.          GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature page to follow]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

Address:
Wessex House, 4th floor	ARCH CAPITAL GROUP LTD.
45 Reid Street
Hamilton, HM 12 Bermuda
Attention: John D. Vollaro	By:	/s/ John D. Vollaro
Telephone: (441) 278-9253		Title: Executive Vice President & Chief Financial Officer
Facsimile: (441) 278-9255

One Liberty Plaza	ARCH CAPITAL GROUP (U.S.) INC.
New York, NY 10006
Attn: Fred Eichler
Telephone: (646) 746-8235	By:	/s/ Fred S. Eichler
Facsimile: (646) 563-5727		Title: SVP & Chief Financial Officer

Wessex House	ARCH REINSURANCE LTD.
45 Reid Street, 3rd Floor
Hamilton, HM 12 Bermuda
Attn: Michelle Seymour	By:	/s/ Michelle Seymour Smith
Telephone: (441) 278-9250		Title: Vice President/Controller
Facsimile: (441) 278-9230

360 Mount Kemble Avenue	ARCH REINSURANCE COMPANY
P.O. Box 1988
Morristown, NJ 07962
Attn: Barry Golub	By:	/s/ Barry Golub
Telephone: (973) 889-6467		Title: Treasurer and Controller
Facsimile: (973) 898-9570

One Liberty Plaza	ARCH INSURANCE COMPANY
New York, NY 10006
Attn: Fred Eichler
Telephone: (646) 746-8235	By:	/s/ Fred S. Eichler
Facsimile: (646) 563-5727		Title: SVP & Chief Financial Officer

One Liberty Plaza	WESTERN DIVERSIFIED CASUALTY
New York, NY 10006	INSURANCE COMPANY
Attn: Fred Eichler
Telephone: (646) 746-8235
Facsimile: (646) 563-5727	By:	/s/ Fred S. Eichler
Title: SVP & Chief Financial Officer

Signature page to First Amendment to the Second Amended and Restated Credit Agreement

One Liberty Plaza	ARCH SPECIALTY INSURANCE
New York, NY 10006	COMPANY
Attn: Fred Eichler
Telephone: (646) 746-8235
Facsimile: (646) 563-5727	By:	/s/ Fred S. Eichler
Title: SVP & Chief Financial Officer

One Liberty Plaza	ARCH EXCESS & SURPLUS INSURANCE
New York, NY 10006	COMPANY
Attn: Fred Eichler
Telephone: (646) 746-8235
Facsimile: (646) 563-5727	By:	/s/ Fred S. Eichler
Title: SVP & Chief Financial Officer

6th Floor, Plantation Place South	ARCH INSURANCE COMPANY (EUROPE)
60 Great Tower Street	LIMITED
London EC3R 5AZ
United Kingdom
Attn: Paul Robotham	By:	/s/ Paul Robotham
Telephone: +44-20-7621-5100		Title: Chief Financial Officer
Facsimile: +44-20-7621-5101

Signature page to First Amendment to the Second Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., Individually
and as Administrative Agent

By:	/s/ Melvin Jackson
Title: Vice President

BANK OF AMERICA, N.A., Individually and as
Syndication Agent

By:	/s/ Debra Bassler
Title: Senior Vice President

THE BANK OF NEW YORK, Individually and as
Collateral Agent

By:	/s/ Michael Pensari
Title: V.P.

WACHOVIA BANK N.A.

By:	/s/ Ronald Fry
Title: Vice President

ING BANK N.V., LONDON BRANCH

By:	/s/ N. Marchant
Title: Director

By:	/s/ I. Taylor
Title: Managing Director

HSBC BANK USA, NATIONAL
ASSOCIATION

By:	/s/ Daniel Serrao
Title: Senior Vice President

Signature page to First Amendment to the Second Amended and Restated Credit Agreement

CALYON, NEW YORK BRANCH

By:	/s/ Sebastian Rocco
Title: Managing Director

By:	/s/ Charles Kornberger
Title: Managing Director

LLOYDS TSB BANK PLC

By:	/s/ Jason Eperon
Title: Director

By:	/s/ Candi Obrentz
Title: Associate Director

Signature page to First Amendment to the Second Amended and Restated Credit Agreement